                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                    July 26, 1996
                ---------------------------------------------------
                 Date of Report (Date of earliest event reported)

                             U.S. OFFICE PRODUCTS COMPANY
                ---------------------------------------------------
                (Exact name of registrant specified in its charter)



      Delaware                       0-25372                   52-1906050
- - -------------------------          -----------             -------------------
 (State or other juris-            (Commission              (I.R.S. Employer
diction of incorporation)           File No.)              Identification No.)


1440 New York Avenue, N.W., Suite 310, Washington, D.C.                20005
- - -------------------------------------------------------              ---------
      (Address of principal executive offices)                       (ZipCode)


                                 (202) 628-9500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On July 26, 1996, U.S. Office Products Company (the "Company") consummated the acquisitions of seven businesses, including Whitcoulls Group Limited, a New Zealand corporation ("Whitcoulls"), and Mile High Office Supply, Co.( "Mile High"), a Colorado corporation. The Company, through its wholly-owned subsidiary Blue Star Group Limited, paid $220 million in cash out of its working capital to acquire all of the outstanding stock of Whitcoulls. In addition, the Company issued a $35 million promissory note to the former owner of Whitcoulls who repaid $35 million of Whitcoulls' indebtedness. Additional information relating to the acquisition of Whitcoulls has been previously reported in the Company's Current Report on Form 8-K, dated July 23, 1996, and has been omitted pursuant to General Instruction B.3 of Form 8-K.

     The Company acquired Mile High in a transaction in which MHOS Acquisition Corp., a wholly-owned subsidiary of the Company, merged with and into Mile High. The Company intends to continue the use of the assets of Mile High in the office products business. The consideration paid to the stockholders of Mile High was determined pursuant to arm's-length negotiations and consisted of 1,370,175 shares of the Company's Common Stock. The acquisition of Mile High was accounted for under the pooling-of-interests method of accounting.

     In addition, on August 9, 1996, the Company acquired American
Loose Leaf/Business Products, Inc. ("American Loose Leaf") in a transaction in which ALL Acquisition Corp., a wholly-owned subsidiary of the Company, merged with and into American Loose Leaf. The Company intends to continue the use of the assets of American Loose Leaf in the office products business. The consideration paid to the stockholders of American Loose Leaf was determined pursuant to arm's-length negotiations and consisted of 1,106,807 shares of the Company's Common Stock and $7,885,979 in cash. The acquisition of American Loose Leaf was accounted for under the purchase method of accounting.


ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)  Financial Statements of Businesses Acquired

     (i) The financial statements of Whitcoulls as of June 30, 1995, 1994 and 1993 and for the years then ended and for the six-month periods ended December 31, 1995 and 1994 (unaudited).*



___________________
*Previously filed in a current report on Form 8-K, dated July 23, 1996 (File No. 0-25372), and omitted pursuant to General Instruction B.3 of Form 8-K.

     (ii) The financial statements of Mile High as of December 31, 1995 and 1994 and for the years then ended and as of March 31, 1996 and for the three months ended March 31, 1996 and 1995 (unaudited).**

     (iii) The financial statements of American Loose Leaf as of September 30, 1995 and for the year then ended and as of March 31, 1996 and for the six months ended March 31, 1996 and 1995 (unaudited).**

(b)  Pro Forma Financial Information

            Pro forma financial information as of April 30, 1996 and for the years ended April 30, 1996, 1995 and 1994 (unaudited).*


(c)  Exhibits

     (i) Stock Purchase Agreement, dated as of July 22, 1996, by and among Blue Star Group Limited, Rank Commercial Limited, the Company and Graeme Richard Hart.

     (ii) Agreement and Plan of Reorganization, dated as of July 26, 1996, by and among Mile High, MHOS Acquisition Corp., the Company and the stockholders named therein.

     (iii) Agreement and Plan of Reorganization, dated as of July 26, 1996, by and among American Loose Leaf, ALL Acquisition Corp., the Company and the stockholders named therein.



___________________
*Previously filed in a current report on Form 8-K, dated July 23, 1996 (File No. 0-25372), and omitted pursuant to General Instruction B.3 of Form 8-K.

**Previously filed in a current report on Form 8-K, dated July 16, 1996 (File No. 0-25372), and omitted pursuant to General Instruction B.3 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              U.S. OFFICE PRODUCTS COMPANY



Dated:  August 9, 1996        By:  /s/ Mark D. Director
                                   ---------------------------------
                                   Mark D. Director
                                   Executive Vice President, General
                                   Counsel and Assistant Secretary

                                  EXHIBIT INDEX


EXHIBIT             DESCRIPTION
- - -------             -----------

 10.1 Stock Purchase Agreement, dated as of July 22, 1996, by and among Blue Star Group Limited, Rank Commercial Limited, the Company and Graeme Richard Hart.

 10.2 Agreement and Plan of Reorganization, dated as of July 26, 1996, by and among Mile High, MHOC Acquisition Corp., the Company and the stockholders named therein.

 10.3 Agreement and Plan of Reorganization, dated as of July 26, 1996, by and among American Loose Leaf, ALL Acquisition Corp., the Company and the stockholders named therein.